EXECUTION VERSION
THIRD AMENDMENT, dated as of July 3, 2025 (this “Agreement”), among CRANE NXT, CO., a Delaware corporation (the “Company”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.
WHEREAS, reference is made to that certain Credit Agreement, dated as of March 17, 2023 (as amended by that certain First Amendment, dated as of February 29, 2024, that certain Second Amendment, dated as of December 9, 2024, and as further amended, restated, amended and restated, supplemented or otherwise modified and in effect prior to the effectiveness of this Agreement, the “Credit Agreement” and, the Credit Agreement as amended by this Agreement, the “Amended Credit Agreement”), among the Company, the Borrowing Subsidiaries party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (in such capacities, the “Administrative Agent”).
WHEREAS, the Company has requested that the limit set forth in the definition of the term Designated Performance Letter of Credit set forth in the Credit Agreement be increased as set forth herein, and the Lenders party hereto, which constitute the Required Lenders, have agreed to such amendment on the terms set forth herein.
NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
SECTION 1.Capitalized Terms. Capitalized terms used and not defined herein shall have such meanings ascribed thereto in the Credit Agreement. The rules of construction set forth in Section 1.03 of the Credit Agreement shall apply to this Agreement, mutatis mutandis.
SECTION 2.Amendment. Effective as of the Third Amendment Effective Date (as defined below), the definition of the term “Designated Performance Letter of Credit” set forth in Section 1.01 of the Credit Agreement is hereby amended by amending and restating in its entirety the proviso at the end thereof to read as follows:
“provided further that the Company shall not so designate any such letter of credit if, after giving effect thereto (and any substantially concurrent termination, amendment or other modification to any other Designated Performance Letter of Credit), the aggregate face amount of all such letters of credit shall exceed US$175,000,000.”
SECTION 3.Representations and Warranties. The Company represents and warrants that the execution and delivery of this Agreement by the Company are within its corporate powers and have been duly authorized by all necessary corporate action on the part of the Company, and that this Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject

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to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
SECTION 4.Conditions to Effectiveness of this Agreement. This Agreement shall become effective on the first date (such date, the “Third Amendment Effective Date”) on which the Administrative Agent shall have executed a counterpart hereof and shall have received from the Company and the Lenders (which shall, collectively, constitute the Required Lenders under the Credit Agreement) a counterpart of this Agreement signed on behalf of such Person (which, subject to Section 9.06(b) of the Credit Agreement, may include any Electronic Signatures transmitted by email or other electronic means that reproduces an image of an actual executed signature page).
The Administrative Agent shall notify the Company and the Lenders of the occurrence of the Third Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 5.Effect of this Agreement. (a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Lenders or the Issuing Banks under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company or any other Loan Party to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(a)On and after the Third Amendment Effective Date, each reference in the Credit Agreement or the Amended Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall refer to the Amended Credit Agreement, and each reference to the “Credit Agreement” in any other Loan Document shall be deemed to be a reference to the Amended Credit Agreement. This Agreement shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.
SECTION 6.Applicable Law. This Agreement, and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby, shall be governed by, and construed in accordance with, the law of the State of New York.
SECTION 7.Incorporation by Reference. The provisions of Sections 9.06, 9.07, 9.09(b), 9.09(c), 9.09(d), 9.10 and 9.11 of the Credit Agreement are hereby incorporated by reference as if set forth in full herein, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.
CRANE NXT, CO.

by:    _____________________________
Name:    Eugene J. Eskildsen
Title:    Vice President, Treasurer

[Signature Page to the Third Amendment to the Credit Agreement of Crane NXT, Co.]
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JPMORGAN CHASE BANK, N.A.,
individually and as Administrative Agent

by:    ___________________________
Name:
Title:

[Signature Page to the Third Amendment to the Credit Agreement of Crane NXT, Co.]
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[Signature Page to the Third Amendment to the Credit Agreement of Crane NXT, Co.]
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SIGNATURE PAGE TO THE THIRD AMENDMENT
TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2023
OF CRANE NXT, CO.

Name of Institution:
________________________________

by:    ___________________________
Name:
Title:

For any Institution requiring a second signature block:

by:    ___________________________
Name:
Title:

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